UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 29, 2021

Solid Biosciences Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38360	90-0943402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

141 Portland Street, Fifth Floor

Cambridge, MA 02139

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 337-4680

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.001 par value per share	SLDB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01.	Other Events.

On September 29, 2021, Solid Biosciences Inc. (the “Company”) issued a press release reporting additional pulmonary function data from the first six patients in the Company’s ongoing IGNITE DMD Phase I/II clinical trial of SGT-001. The data will be presented in a poster session at the Child Neurology Society 50th Annual Meeting.

The pulmonary function results include percent predicted peak expiratory flow (“PEF % predicted”) and forced expiratory volume in one second (“FEV1 % predicted”) one year post SGT-001 administration. The data were collected from the first six patients dosed in IGNITE DMD (three at the low dose of 5E13 vg/kg and three at the high dose of 2E14 vg/kg) and three untreated control patients. Certain patients were not evaluable due to either missed patient assessments or not meeting the clinically acceptable criteria for the respective assessment.

Four of these six patients dosed with SGT-001 and two of three patients in the untreated control cohort were evaluable for PEF % predicted assessment, with improvements noted in all dosed patients and declines noted in the untreated control patients. Patients in the low-dose cohort, Patients 1 and 3, demonstrated improvements in PEF % predicted from baseline to 1 year of +2.5% and +38.5%, respectively, and patients in the high-dose cohort, Patients 4 and 6, demonstrated improvements of +15.9% and +26.7%, respectively, at one year. Patients in the untreated control cohort, Control Patients 1 and 3, had declines of -1.1% and -18.2%, respectively, at one year.

Five of these six patients dosed with SGT-001 and all three patients in the untreated control cohort were evaluable for FEV1 % predicted assessment, with improvements noted in all dosed patients and declines noted in the untreated control patients. Patients in the low-dose cohort, Patients 1 and 3, demonstrated improvements in FEV1 % predicted from baseline to 1 year of +13.4% and +4.3%, respectively, and patients in the high-dose cohort, Patients 4 - 6, demonstrated improvements of +10.8%, +15.5% and +2.8%, respectively, at one year. Patients in the untreated control cohort, Control Patients 1 - 3, reported declines of -8.7%, -17.0% and -12.0%, respectively, at one year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLID BIOSCIENCES INC.

Date: September 29, 2021	By:	/s/ Ilan Ganot
	Name:	Ilan Ganot
	Title:	Chief Executive Officer